UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2003

INTUITIVE SURGICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 Kifer Road
Sunnyvale, California 94086
(408) 523-2100
(Address, including zip code, and telephone number, including area code, of the Registrant’s principal executive offices)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item, including that incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 7, 2003, Intuitive Surgical issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

	By:	/s/	LONNIE M. SMITH

Lonnie M. Smith
Chairman and Chief Executive Officer

Date: August 7, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated August 7, 2003.